Exhibit 99.1

Case 12-36187 Document 1472 Filed in TXSB on 02/20/13 Page 1 of 11

Case 12-36187 Document 1472 Filed in TXSB on 02/20/13 Page 2 of 11

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

COMPARATIVE BALANCE SHEETS

ASSETS	FILING DATE 8/17/2012	MONTH 8/31/2012	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH 12/31/2012	MONTH 1/31/2013
CURRENT ASSETS							
Cash	$ 6,119,734	$ 47,144,872	$ 54,512,686	$ 39,600,277	$ 21,768,168	$ 27,461,947	$ 31,017,288
Restricted Cash	4,840,908	14,841,112	82,549,173	39,780,233	32,834,527	6,761,481	4,842,120
Accounts Receivable, Net	48,962,845	48,202,892	51,860,095	49,641,379	43,065,163	44,230,795	42,127,058
Accounts Receivable, Related Party	-	-	-	-	-	762,714	762,714
Accounts Receivable, Affiliates	699,367,083	705,099,121	710,056,471	715,813,853	721,441,532	728,001,311	733,427,809
Prepaid Expenses and Other Current Assets	18,938,661	19,533,602	14,207,138	11,902,075	15,435,513	13,558,411	11,371,647
TOTAL CURRENT ASSETS	778,229,231	834,821,599	913,185,563	856,737,817	834,544,903	820,776,659	823,548,636
Oil & Gas Properties	2,914,007,759	2,939,625,568	2,988,835,104	2,962,670,018	2,958,065,891	2,974,039,661	2,990,718,996
Less Accumulated DD&A and Impairment	1,622,583,195	1,636,941,332	1,650,846,528	1,664,818,884	1,685,343,773	1,702,319,023	1,715,599,235
OIL & GAS PROPERTIES, NET	1,291,424,564	1,302,684,236	1,337,988,576	1,297,851,134	1,272,722,118	1,271,720,638	1,275,119,761
OTHER ASSETS							
1. Deferred Tax Assets	-	-	-	-	-	-	-
2. Investments in Affiliates	892,154,554	888,614,697	869,098,552	864,632,911	860,285,519	854,658,147	851,317,990
3. Deferred Financing Costs - net	2,075,258	2,171,506	1,970,434	1,836,314	1,756,502	1,690,150	1,630,373
4. Furniture & Fixtures, net	482,093	463,201	440,959	418,736	396,666	374,663	354,364
5. Other Non-current Receivable	12,269,065	12,273,726	12,278,238	12,282,902	12,287,418	12,292,086	12,296,755
6. Non-current Restricted Cash	-	-	-	-	-	10,828,192	21,511,292
TOTAL ASSETS	$ 2,976,634,765	$ 3,041,028,965	$ 3,134,962,322	$ 3,033,759,814	$ 2,981,993,126	$ 2,972,340,535	$ 2,985,779,171

MOR-2

Revised 07/01/98

Case 12-36187 Document 1472 Filed in TXSB on 02/20/13 Page 3 of 11

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNERS' EQUITY	FILING DATE 8/17/2012	MONTH 8/31/2012	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH 12/31/2012	MONTH 1/31/2013
LIABILITIES							
POST-PETITION LIABILITIES(MOR-4)	$ -	$ 501,051,920	$ 631,908,259	$ 559,111,503	$ 573,175,745	$ 606,981,811	$ 650,659,808
PRE-PETITION LIABILITIES							
Secured obligations	2,014,806,960	1,650,999,715	1,648,605,960	1,651,917,233	1,666,895,379	1,666,667,861	1,669,859,237
Priority unsecured obligations	11,287,816	11,287,816	10,759,598	10,759,598	10,759,598	10,759,598	10,759,598
Unsecured obligations	251,241,600	251,241,600	198,576,609	191,241,071	153,633,566	154,530,858	145,344,702
Other pre-petition obligations	-	-	-	-	-	-	-
TOTAL CLAIMABLE PRE-PETITION LIABILITIES	2,277,336,376	1,913,529,131	1,857,942,167	1,853,917,902	1,831,288,543	1,831,958,317	1,825,963,537
Asset Retirement Obligation [1]	149,468,228	150,114,665	149,970,805	151,553,115	150,540,263	150,639,591	151,600,166
Derivative Liability	1,962,381	-	-	-	-	-	-
Other obligations [2]	544,832,478	510,150,491	536,415,044	520,685,753	504,590,990	486,816,091	475,335,236
TOTAL LIABILITIES	2,973,599,463	3,074,846,207	3,176,236,275	3,085,268,273	3,059,595,541	3,076,395,810	3,103,558,747
OWNERS' EQUITY (DEFICIT)							
PREFERRED STOCK	277,406,044	277,406,044	277,406,044	136,457,044	136,457,044	136,457,044	136,457,044
COMMON STOCK	52,660	52,660	52,660	73,288	73,288	73,288	73,288
TREASURY STOCK	(911,729)	(911,729)	(911,729)	(911,729)	(911,729)	(911,729)	(911,729)
ADDITIONAL PAID-IN CAPITAL	536,339,243	536,976,475	537,384,047	678,615,495	678,990,045	678,096,005	678,392,363
8/1-8/17 TRANSLATION ADJUSTMENT [3]	1,363,677	-	-	-	-	-	-
RETAINED EARNINGS: Filing Date	(811,214,593)	(811,214,593)	(811,214,593)	(811,214,593)	(811,214,593)	(811,214,593)	(811,214,593)
RETAINED EARNINGS: Post Filing Date	-	(32,699,588)	(37,323,566)	(43,748,848)	(65,899,091)	(85,830,539)	(96,514,352)
Equity in earnings of ATPIP and ATP Titan: Post Filing Date	-	(3,426,511)	(6,666,816)	(10,779,116)	(15,097,379)	(20,724,751)	(24,061,597)
TOTAL OWNERS' EQUITY (DEFICIT)	3,035,302	(33,817,242)	(41,273,953)	(51,508,459)	(77,602,415)	(104,055,275)	(117,779,576)
TOTAL LIABILITIES & OWNERS' EQUITY	$ 2,976,634,765	$ 3,041,028,965	$ 3,134,962,322	$ 3,033,759,814	$ 2,981,993,126	$ 2,972,340,535	$ 2,985,779,171

MOR-3

Revised 07/01/98

(1) ARO represents GAAP present value estimate of future cash flows. ARO is subject to certain potential bonding requirements, some of which have not been determined as of the date of this filing.

(2) Other obligations include term NPI and ORRI interests which are accounted for as obligations under GAAP because they are granted on proved properties where production is reasonably assured. Amounts associated with these other obligations are not payable until production occurs.

(3) Our August 17 through August 31, 2012 income was estimated using an allocation of 15/31 days for certain line items. Our balance sheet line items represent the August 17 balances when possible; otherwise amounts presented represent July 31 balances. Because of this, an equity translation adjustment is required.

Case 12-36187 Document 1472 Filed in TXSB on 02/20/13 Page 4 of 11

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

SCHEDULE OF POST-PETITION LIABILITIES

	MONTH 8/31/2012	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH 12/31/2012	MONTH 1/31/2013
TRADE ACCOUNTS PAYABLE (MOR-5)	$ 11,682,314	$ 9,262,572	$ 4,618,385	$ 14,180,863	$ 15,322,843	$ 11,996,568
ACCOUNTS PAYABLE - AFFILIATES	-	5,762,204	5,766,203	5,764,704	2,357,704	2,346,253
TAX PAYABLE						
Federal Payroll Taxes	-	-	-	-	-	-
State Payroll Taxes	-	-	-	-	-	-
Ad Valorem Taxes	-	-	-	-	-	-
Other Taxes	-	-	-	-	-	-
TOTAL TAXES PAYABLE	-	-	-	-	-	-
SECURED DEBT POST-PETITION	414,344,609	524,877,029	525,532,714	528,769,960	560,562,828	598,571,531
ACCRUED INTEREST PAYABLE	583,204	4,625,503	4,852,269	5,000,980	3,332,769	5,045,322
ACCRUED PROFESSIONAL FEES*	746,512	440,553	715,540	-	2,338,073	-
OTHER ACCRUED LIABILITIES						
1. Payroll accruals	-	-	-	-	-	-
2. Other accruals	55,145,058	77,503,779	10,701,453	12,937,793	17,103,704	27,310,623
3. Other payables	18,550,223	9,436,619	6,924,939	6,521,445	5,963,890	5,389,511
TOTAL POST-PETITION LIABILITIES (MOR-3)	$ 501,051,920	$ 631,908,259	$ 559,111,503	$ 573,175,745	$ 606,981,811	$ 650,659,808

***Payment requires Court Approval**

MOR-4

Revised 07/01/98

Case 12-36187 Document 1472 Filed in TXSB on 02/20/13 Page 5 of 11

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

AGING OF POST-PETITION LIABILITIES
MONTH 1/31/2013

DAYS	TOTAL	TRADE ACCOUNTS [1]	FEDERAL TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	
0-30	$ 11,542,277	$ 11,542,277	$ -	$ -	$ -	
31-60	512,435	512,435	-	-	-	
61-90	(15,448)	(15,448)	-	-	-	
91+	(42,696)	(42,696)	-	-	-	
TOTAL	$ 11,996,568	$ 11,996,568	$ -	$ -	$ -	

AGING OF ACCOUNTS RECEIVABLE

DAYS	TOTAL	Revenue	Joint Interest [2]	Other		
0-30 DAYS	$ 34,319,409	$ 32,026,011	$ 2,139,745	$ 153,653		
31-60 DAYS	903,370	-	903,370	-		
61-90 DAYS	355,367	-	355,367	-		
91+ DAYS	6,259,589	-	6,067,166	192,423		
TOTAL	$ 41,837,735	$ 32,026,011	$ 9,465,648	$ 346,076		

MOR-5

Revised 07/01/98

(1) 31-60 day balance comprised of invoices which were paid in February 2013.

(2) 91+ day balance includes $2,013,375 of amounts being withheld over WI% dispute and $415,789 of amounts regarding Black Elk/Nippon lawsuit

Case 12-36187 Document 1472 Filed in TXSB on 02/20/13 Page 6 of 11

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

STATEMENT OF INCOME (LOSS)

	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH 12/31/2012	MONTH 1/31/2013	FILING TO DATE
REVENUES (MOR-1)	$ 17,962,067	$ 37,184,014	$ 36,306,806	$ 31,765,591	$ 32,224,068	$ 30,171,748	$ 185,614,294
GROSS PROFIT	17,962,067	37,184,014	36,306,806	31,765,591	32,224,068	30,171,748	185,614,294
OPERATING EXPENSES:							
Lease Operating Expenses	3,596,446	7,405,660	7,072,186	8,386,269	8,814,772	6,504,280	41,779,613
Processing fees, related party	3,456,290	6,590,000	6,643,000	6,590,000	6,643,000	6,643,000	36,565,290
Depreciation, depletion and amortization	6,958,244	13,927,439	13,994,578	20,546,958	15,875,072	13,300,510	84,602,801
Impairment of oil and gas properties	-	-	-	-	1,122,182	-	1,122,182
Accretion	508,076	1,059,370	1,032,207	1,000,518	1,009,476	960,222	5,569,869
Abandonment(Gain)/Loss	32,108	130,910	-	-	(4,564)	-	158,454
Compensation Expense	778,853	1,165,292	1,359,794	1,265,270	821,145	993,692	6,384,046
Professional Fees	882,462	(35,889)	967,109	341,154	1,156,098	117,935	3,428,869
Other General & Administrative	131,419	76,284	224,881	(50,919)	(23,259)	469,993	828,399
TOTAL OPERATING EXPENSES	16,343,898	30,319,066	31,293,755	38,079,250	35,413,922	28,989,632	180,439,523
INCOME (LOSS) FROM OPERATIONS (MOR-1)	1,618,169	6,864,948	5,013,051	(6,313,659)	(3,189,854)	1,182,116	5,174,771
INTEREST INCOME	2,033,953	4,504,888	4,860,557	4,818,186	5,135,175	5,401,059	26,753,818
INTEREST (EXPENSE), NET	(2,191,113)	(13,303,416)	(15,464,387)	(16,457,399)	(15,503,937)	(15,824,520)	(78,744,772)
DERIVATIVES GAIN/(LOSS)	-	(30,879)	(972)	4,387	(49,716)	(80,324)	(157,504)
DEBT EXTINGUISHMENT GAIN/(LOSS)	(6,937,100)	-	-	-	-	-	(6,937,100)
TOTAL INT, DER.& OTHER ITEMS	(7,094,260)	(8,829,407)	(10,604,802)	(11,634,826)	(10,418,478)	(10,503,785)	(59,085,558)
NET INCOME (LOSS) BEFORE REORGANIZATION EXPENSES	(5,476,091)	(1,964,459)	(5,591,751)	(17,948,485)	(13,608,332)	(9,321,669)	(53,910,787)
REORGANIZATION (EXPENSES):							
US Trustee fees	(30,000)	-	(30,000)	-	-	(30,000)	(90,000)
Professional fees	(1,037,305)	(2,659,519)	(803,531)	(4,201,758)	(6,323,116)	(1,332,144)	(16,357,373)
Debt valuation adjustments	-	-	-	-	-	-	-
Claims adjustments	(26,156,192)	-	-	-	-	-	(26,156,192)
Interest income	-	-	-	-	-	-	-
REORGANIZATION EXPENSES, NET:	(27,223,497)	(2,659,519)	(833,531)	(4,201,758)	(6,323,116)	(1,362,144)	(42,603,565)
NET INCOME (LOSS) (MOR-1)	$ (32,699,588)	$ (4,623,978)	$ (6,425,282)	$ (22,150,243)	$ (19,931,448)	$ (10,683,813)	$ (96,514,352)

Accrual Accounting Required, Otherwise Footnote with Explanation.

MOR-6

Revised 07/01/98

Case 12-36187 Document 1472 Filed in TXSB on 02/20/13 Page 7 of 11

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

CASH RECEIPTS AND DISBURSEMENTS	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH 12/31/2012	MONTH 1/31/2013	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$ 6,119,734	$ 47,144,872	$ 54,512,686	$ 39,600,277	$ 21,768,168	$ 27,461,947	$ 6,119,734
RECEIPTS:							
1. COLLECTION OF NET REVENUE ACCOUNTS RECEIVABLE	21,003,439	34,319,343	29,583,979	31,906,235	30,003,561	27,380,551	174,197,108
2. COLLECTION OF JOINT INTEREST ACCOUNTS RECEIVABLE	-	681,206	383,486	75,705	422,632	370,126	1,933,155
3. OTHER OPERATING RECEIPTS (MOR-7B)	-	310,803	115,223	653,805	96,689	116,279	1,292,799
4. FINANCING RECEIPTS (MOR-7B)	406,338,823	40,091,939	42,508,352	6,946,412	54,258,956	36,219,712	586,364,194
TOTAL RECEIPTS**	427,342,262	75,403,291	72,591,040	39,582,157	84,781,838	64,086,668	763,787,256
(Withdrawal) Contribution by Individual Debtor MFR-2*							
DISBURSEMENTS:							
5. TERM-LIMITED ORRI	940,089	2,991,609	1,766,390	3,838,613	3,112,889	3,577,064	16,226,654
6. TERM-LIMITED NPI	-	12,645,837	21,087,710	16,535,724	18,117,033	13,883,293	82,269,597
7. DERIVATIVE SETTLEMENTS PAID (RECEIVED)	2,141,118	30,879	90,352	(4,387)	49,716	80,324	2,388,002
8. LEASE OPERATING COSTS	-	1,702,508	10,662,317	3,560,882	8,849,102	11,790,128	36,564,937
9. GOMEZ PIPELINE OBLIGATION	830,833	877,160	1,026,951	898,828	-	922,920	4,556,692
10. TITAN FEE	5,500,000	10,000,000	5,000,000	5,000,000	10,000,000	5,000,000	40,500,000
11. ATPIP FEES	1,571,182	1,571,682	1,518,682	1,571,682	(71,318)	1,532,633	7,694,543
12. GENERAL & ADMINISTRATIVE (MOR-7B)	437,500	2,264,864	2,129,975	1,650,573	3,681,736	1,576,444	11,741,092
13. OTHER OPERATING DISBURSEMENTS (MOR-7B)	-	-	-	-	-	-	-
TOTAL DISBURSEMENTS FROM OPERATIONS	11,420,722	32,084,539	43,282,377	33,051,915	43,739,158	38,362,806	201,941,517
14. CAPEX CASH DISBURSMENTS (MOR-7B)	-	34,933,676	38,100,489	14,214,751	24,455,908	17,350,856	129,055,680
15. BANKRUPTCY & PROFESSIONAL FEES (MOR-9A)	620,479	572,818	1,311,798	5,432,032	4,019,279	1,353,443	13,309,849
16. FINANCING PAYMENTS - PRINCIPAL AND INTEREST (MOR-7B)	374,275,923	444,444	4,808,785	4,715,568	6,873,714	3,464,222	394,582,656
TOTAL DISBURSEMENTS**	386,317,124	68,035,477	87,503,449	57,414,266	79,088,059	60,531,327	738,889,702
17. NET CASH FLOW	41,025,138	7,367,814	(14,912,409)	(17,832,109)	5,693,779	3,555,341	24,897,554
18. CASH - END OF MONTH (MOR-2)	$ 47,144,872	$ 54,512,686	$ 39,600,277	$ 21,768,168	$ 27,461,947	$ 31,017,288	$ 31,017,288

* Applies to Individual debtors only

**Numbers for the current month should balance (match)
RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

MOR-7A

Revised 07/01/98

Case 12-36187 Document 1472 Filed in TXSB on 02/20/13 Page 8 of 11

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

CASH RECEIPTS AND DISBURSEMENTS DETAIL	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH 12/31/2012	MONTH 1/31/2013	FILING TO DATE
OTHER OPERATING RECEIPTS (Line 3)							
Miscellaneous	$ -	$ 310,803	$ 115,223	$ 653,805	$ 96,689	$ 116,279	$ 1,292,799
GENERAL & ADMINISTRATIVE (Line 12)							
Compensation	352,523	1,235,511	1,008,815	907,731	2,723,959	662,086	6,890,625
Rent	-	55,812	110,518	-	3,419	1,987	171,736
Office and general costs	-	89,235	82,965	11,151	13,253	23,878	220,482
Travel related	-	26,191	20,791	10,447	12,346	2,198	71,973
D&O	82,413	81,233	97,420	20,502	20,000	-	301,568
Other costs	2,564	776,882	809,466	700,742	908,759	886,295	4,084,708
GENERAL & ADMINISTRATIVE TOTAL	437,500	2,264,864	2,129,975	1,650,573	3,681,736	1,576,444	11,741,092
OTHER OPERATING DISBURSEMENTS (Line 13)	-	-	-	-	-	-	-
CAPEX CASH DISBURSMENTS (Line 14)							
Maintenance/Other	-	-	27,985	-	346,243	484,645	858,873
Clipper project	-	34,933,676	37,895,335	13,391,177	10,981,074	5,770,884	102,972,146
Gomez #9 project	-	-	-	-	-	-	-
Plugging and abandonment of oil and gas properties	-	-	177,169	823,574	13,128,591	11,095,327	25,224,661
CAPEX CASH DISBURSMENTS TOTAL	-	34,933,676	38,100,489	14,214,751	24,455,908	17,350,856	129,055,680
FINANCING PAYMENTS - PRINCIPAL AND INTEREST (Line 16)							
1st lien principal and interest	367,338,823	-	-	-	-	-	367,338,823
New facility principal and interest	6,937,100	444,444	4,808,785	4,715,568	6,873,714	3,464,222	27,243,833
FINANCING PAYMENTS - PRINCIPAL AND INTEREST TOTAL	374,275,923	444,444	4,808,785	4,715,568	6,873,714	3,464,222	394,582,656
FINANCING RECEIPTS (Line 4)							
New facility proceeds	$ 406,338,823	$ 40,091,939	$ 42,508,352	$ 6,946,412	$ 54,258,956	$ 36,219,712	$ 586,364,194

MOR-7B

Case 12-36187 Document 1472 Filed in TXSB on 02/20/13 Page 9 of 11

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

CASH ACCOUNT RECONCILIATION
MONTH OF 1/31/2013

BANK NAME	JPMorgan Chase	JPMorgan Chase	JPMorgan Chase	JPMorgan Chase	JPMorgan Chase	Green Bank	
ACCOUNT NUMBER	113334321	1000027441	6300050955	58902066488	113400841	3300247239	
ACCOUNT TYPE	*Operating*	*Deposit*	*Controlled Disbursement*	*Cafeteria Plan*	*Other*	*Payroll*	*TOTAL*
BANK BALANCE	$ 35,803,460	$ -	$ -	$ 12,103	$ -	$ 413,052	$ 36,228,615
DEPOSITS IN TRANSIT	-	-	2,298	-	-	-	2,298
OUTSTANDING CHECKS	-	-	5,213,625	-	-	-	5,213,625
ADJUSTED BANK BALANCE	$ 35,803,460	$ -	$ (5,211,327)	$ 12,103	$ -	$ 413,052	$ 31,017,288
BEGINNING CASH - PER BOOKS	$ 29,562,451	$ -	$ (2,449,742)	$ 24,100	$ -	$ 325,138	$ 27,461,947
RECEIPTS*	64,078,578	-	-	8,090	-	-	64,086,668
TRANSFERS BETWEEN ACCOUNTS	(13,370,172)	-	12,620,172	-	-	750,000	-
(WITHDRAWAL) OR CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2	-	-	-	-	-	-	-
CHECKS/OTHER DISBURSEMENTS*	44,467,397	-	15,381,757	20,087	-	662,086	60,531,327
ENDING CASH - PER BOOKS	$ 35,803,460	$ -	$ (5,211,327)	$ 12,103	$ -	$ 413,052	$ 31,017,288

MOR-8

*Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7A

Revised 07/01/98

Case 12-36187 Document 1472 Filed in TXSB on 02/20/13 Page 10 of 11

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME/COMP TYPE	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH (1) 12/31/2012	MONTH 1/31/2013
1 T. Paul Bulmahn (salary)	$ 17,767	$ 36,197	$ 36,798	$ 36,798	$ 36,798	$ -
2 Leland E. Tate (salary)	14,634	29,267	29,267	29,267	29,267	26,151
3 Leland E. Tate (bonus)	-	-	-	-	202,263	-
4 Albert L. Reese Jr. (salary)	11,577	23,154	24,863	24,863	24,863	19,348
5 Albert L. Reese Jr. (bonus)	-	-	-	-	194,172	-
6 George R. Morris (salary)	11,848	23,741	25,554	25,554	25,554	23,386
7 George R. Morris (bonus)	-	-	-	-	183,875	-
8 John E. Tschirhart (salary)	8,731	17,463	18,455	18,455	9,227	-
9 Keith R. Godwin (salary)	11,302	22,604	24,257	24,257	24,257	15,363
10 Keith R. Godwin (bonus)	-	-	-	-	182,404	-
TOTAL INSIDERS (MOR-1)	$ 75,859	$ 152,426	$ 159,194	$ 159,194	$ 912,680	$ 84,248

PROFESSIONALS	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH 12/31/2012	MONTH 1/31/2013
Debtor Professionals (MOR-9B)	$ -	$ -	$ -	$ 4,169,875	$ 1,893,728	$ -
DIP Lender Professionals (MOR-9B)	620,479	572,818	1,281,798	1,262,157	428,722	1,323,443
Committee Professionals (MOR-9B)	-	-	-	-	1,696,829	-
US Trustee (MOR-9B)	-	-	30,000	-	-	30,000
TOTAL PROFESSIONALS (MOR-1)	$ 620,479	$ 572,818	$ 1,311,798	$ 5,432,032	$ 4,019,279	$ 1,353,443

MOR-9A

(1) ATP made certain bonus payments to ATP insiders that are in the process of being repaid to the estate, which repayment will be complete by April 2013.

Revised 07/01/98

Case 12-36187 Document 1472 Filed in TXSB on 02/20/13 Page 11 of 11

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

PAYMENTS TO PROFESSIONALS

PROFESSIONALS	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH 11/30/2012	MONTH 12/31/2012	MONTH 1/31/2013
DEBTOR PROFESSIONALS						
Debtor Legal Advisors						
1 Mayer Brown, LLP	$ -	$ -	$ -	$ 2,084,621	$ 1,130,702	$ -
2 Munsch, Hardt, Kopf & Harr, PC	-	-	-	10,668	43,102	-
Debtor Financial Advisors						
3 Jefferies & Company, Inc.	-	-	-	1,093,148	148,457	-
4 Opportune, LLP	-	-	-	534,924	471,467	-
Debtor Other						
5 Kurtzman Carson Consultants, LLC	-	-	-	446,514	-	-
6 Blackhill Advisors, LP	-	-	-	-	100,000	-
TOTAL DEBTOR PROFESSIONALS (MOR-9A):	-	-	-	4,169,875	1,893,728	-
DIP LENDER PROFESSIONALS						
DIP Legal Advisors						
7 Bingham McCutchen LLP	620,479	-	429,209	669,528	-	648,060
8 Cravath, Swaine & Moore LLP	-	572,818	-	-	-	387,855
9 Winstead PC	-	-	317,303	304,440	-	-
10 Haynes and Boone, LLP	-	-	-	-	215,069	21,300
11 Slaughter and May	-	-	-	-	-	27,254
12 De Brauw Blackstone	-	-	-	-	-	27,722
DIP Financial Advisors						
13 Houlihan Lokey	-	-	535,286	164,133	152,036	159,780
DIP Other						
14 Netherland Sewell & Associates, Inc.	-	-	-	40,540	61,617	41,378
15 Arthur C. Leblanc, Jr	-	-	-	83,516	-	-
16 Merrill Communications	-	-	-	-	-	10,094
TOTAL DIP PROFESSIONALS (MOR-9A):	620,479	572,818	1,281,798	1,262,157	428,722	1,323,443
COMMITTEE PROFESSIONALS						
Committee Legal Advisors						
17 Milbank, Tweed, Hadley & McCloy, LLP	-	-	-	-	1,514,418	-
18 Porter Hedges, LLP	-	-	-	-	182,411	-
TOTAL COMMITTEE PROFESSIONALS (MOR-9A):	-	-	-	-	1,696,829	-
19 US Trustee Payment Center (MOR-9A)	$ -	$ -	$ 30,000	$ -	$ -	$ 30,000

MOR-9B

Revised 07/01/98